SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2003

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EX-4
EX-10.1
EX-99.1
EX-99.2

ITEM 5. OTHER EVENTS.

     On February 26, 2003, Coeur d’Alene Mines Corporation, an Idaho corporation (the “Company”), completed a financing in which it privately issued an aggregate principal amount of $37,185,000 of 9% Convertible Senior Subordinated Notes due 2007 (the “Notes”). The Company executed several purchase agreements (individually, a “Purchase Agreement” and collectively, the “Purchase Agreements”), dated as of February 20, 2003, with each of the purchasers (the “Purchasers”) of the Notes. A form of Purchase Agreement is included as Exhibit 10.1 to this Form 8-K.

     The Notes were issued pursuant to an indenture ( the “Indenture”), dated February 26, 2003, by and between the Company and The Bank of New York, as trustee, a copy of which is included as Exhibit 4 to this Form 8-K.

     The Company also executed several registration rights agreements (individually, a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”), dated as of February 26, 2003, with each of the Purchasers. Pursuant to the Registration Rights Agreements, the Company expects to file a Registration Statement on Form S-3 covering resales of the Notes and the shares of common stock issuable upon the conversion thereof, or issued as interest on the Notes in the event that the Company elects to pay interest on the Notes in shares of the Company’s common stock in lieu of cash. A form of Registration Rights Agreement is included in this Form 8-K as Exhibit 99.1.

     A copy of the Company’s press release, dated February 21, 2003, announcing the financing is included as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 5.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)	Exhibit

Exhibit No.	Description

4	Indenture, dated as of February 26, 2003, by and between the Registrant and The Bank of New York, as trustee, relating to the Registrant’s 9% Convertible Senior Subordinated Notes due 2007.

10.1	Form of Purchase Agreement, dated as of February 20, 2003, by and among the Registrant and each of the persons signatory thereto.

99.1	Form of Registration Rights Agreement, dated as of February 26, 2003, by and among the Registrant and each of the persons signatory thereto.

99.2	Press Release of the Registrant issued on February 21, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: February 27, 2003	By:	/s/ James A. Sabala Name: James A. Sabala Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4	Indenture, dated as of February 26, 2003, by and between the Registrant and The Bank of New York, as trustee, relating to the Registrant’s 9% Convertible Senior Subordinated Notes due 2007.

10.1	Form of Purchase Agreement, dated as of February 20, 2003, by and among the Registrant and each of the persons signatory thereto.

99.1	Form of Registration Rights Agreement, dated as of February 26, 2003, by and among the Registrant and each of the persons signatory thereto.

99.2	Press Release of the Registrant issued on February 21, 2003.

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